UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDED REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 28, 2009

Tia IV, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	76-0836770	0-52288
(State or other jurisdiction of incorporation	(IRS Employer Identification Number)	(Commission File Number)

1761 Victory Blvd. Staten Island, New York 10314
Address of principal executive offices

10314
(Zip Code)

718-442-6272
Registrant’s telephone number, including area code
7325 Oswego Road, Suite D
Liverpool, NY 13090

482 Manor Road,  Staten Island, New York 10314
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02 Unregistered Sales of Equity Securities

Immediately prior to the entry into a Securities Purchase Agreement on August 25, 2008, the Company had 1,000,000 shares of common stock issued and outstanding, all of which were owned of record and beneficially by its then president and sole officer Mary Passalaqua.

Pursuant to the terms of the Securities Purchase Agreement, Messrs. Ralph Porretti, Jim McAlinden and Peter Ng were issued 4,5000,000 each, while Mary Passalqua was issued an additional 1,5000,000 shares as consideration for her resignation from all positions held by her with the Company.  See Form 8-K/A dated August 25, 2008 as filed October 27, 2008.

Accordingly, immediately subsequent to the closing of the aforesaid Securities Purchase Agreement the total issued and outstanding shares of the Company amounted to 16,000,000. Mr. Porretti, assumed the positions of Chief Executive Officer and Director, Mr. McAlinden assumed the positions of President, Chief Financial Officer and Director and Mr. Ng assumed the positions of Secretary, Vice President and Director.

From October 16, 2008 through November 25, 2008 the Company issued an aggregate of 482,653 shares of its common stock to certain persons, all in accordance with Subscription Agreements.  No further information need be provided since Item 3.02(b) of Form 8-K states, in part, that no report need be filed when the equity security sold in the aggregate constituted less than 5% of the number of shares outstanding of the class of equity sold by a “Smaller Reporting” Company as is the case herein.

Additionally, from October 16, 2008 through January 28, 2009 the Company issued 876,497 shares to certain persons in consideration for services rendered by them to the Company.  Those shares issued similarly represented less than 5% of all outstanding Company shares at the time of their respective issuances and are not reportable as indicated above.

As of April 6, 2009 the total outstanding shares of Company common stock amounted to 17,422,483.

Each of the following persons, each of whom is an officer and director of the Company received the number of shares set forth alongside their respective names as partial renumeration for services rendered all of which shares were issued on August 13, 2009
.
Ralph Porretti	41,666,666
Jim McAlinden	41,666,666
Peter Ng	41,666,667

On September 8, 2009 the Company issued 15,000,000 shares of its common stock to JW Financial LLC for $15,000.

As of November 10, 2009 total number of shares of Company common stock outstanding amounted to 157,686,483.

The issuance of these shares referred to herein were exempt from registration in accordance with Section 4(2) of the Securities Act of 1933 as transactions by an Issuer not involving any public offering.

The Company is not aware of any arrangements which may at a subsequent date, result in a change in control.

There is no new material relationships between the Company or its affiliates and any of the parties other than as indicated herein.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

November 24, 2009

TIA IV, INC.
(Registrant)

/s/ Jim McAlinden
________________________________________
By: JIM MCALINDEN, PRESIDENT